UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2024

Canterbury Park Holding Corporation
(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)
001-37858	47-5349765
(Commission File Number)	(IRS Employer Identification No.)

1100 Canterbury Road, Shakopee, Minnesota	55379
(Address of Principal Executive Offices)	(Zip Code)

(952) 445-7223
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $.01 per share	CPHC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Entry Into a Material Definitive Agreement.

Effective January 31, 2024, (i) Canterbury Park Entertainment, LLC, (the “Borrower”), a Minnesota limited liability company and subsidiary of Canterbury Park Holding Corporation, a Minnesota corporation (the “Company”); (ii) the Company as Guarantor; (iii) Canterbury Park Concessions, Inc., a Minnesota corporation and subsidiary of the Company; and (iv) and Bremer Bank, National Association (“Bremer Bank”) entered into the Seventh Amendment Agreement (“Seventh Amendment”) to the General Credit and Security Agreement dated as of November 14, 2016, as amended (“Credit Agreement”).

The Seventh Amendment extended the maturity date for the line of credit facility established under the Credit Agreement to January 31, 2027 and reduced the maximum borrowing under the line of credit to $5.0 million, which was reflected in the Fourth Amended and Restated Revolving Credit Note attached to the Seventh Amendment and entered into concurrently with the Seventh Amendment. In connection with the Seventh Amendment, Bremer Bank terminated a mortgage to release certain of the Borrower’s real property as collateral and the Borrower entered into a Negative Pledge Agreement dated January 31, 2024 in favor of Bremer Bank by which the Borrower agreed not to create or suffer any liens or encumbrances on certain real property. The Seventh Amendment also changed the Credit Agreement’s debt service coverage ratio to not less than 1.20 to 1.00 as of the end of each fiscal quarter of Borrower for the trailing 12 months, measured quarterly.

The foregoing descriptions of the material terms of each of the Seventh Amendment and the Negative Pledge Agreement is not complete and is qualified in their respective entirety by reference to the full text of the Seventh Amendment and the Negative Pledge Agreement, copies of which are incorporated by reference as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

Exhibit No.	Description

10.1
Seventh Amendment Agreement effective January 31, 2024 by and among Canterbury Park Entertainment LLC, Canterbury Park Holding Corporation, Canterbury Park Concessions, Inc. and Bremer Bank, National Association.

10.2	Negative Pledge Agreement effective January 31, 2024 by Canterbury Park Entertainment LLC in favor of Bremer Bank, National Association.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTERBURY PARK HOLDING CORPORATION

Dated: February 2, 2024	By:	/s/ Randall D. Sampson
Randall D. Sampson
President and Chief Executive Officer